Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Third Quarter 2019

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Bank of America Merrill Lynch	Jay Cohen				646-855-5716
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Deutsche Bank	Joshua Shanker				212-250-7127
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
Goldman Sachs	Alex Scott				917-343-7160
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital Markets	Mark Dwelle				804-782-4008
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
UBS	John Nadel				212-713-4299
Wells Fargo	Elyse Greenspan				212-214-8031

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Ratings as of October 30, 2019
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Liberty Life Assurance Company of Boston		A			AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life (“IUL”), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”); and
▪ Changes in the fair value of equity securities;
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Prior year interest rate spreads for the Life Insurance segment have been restated to conform to the current year presentation.

Due to reporting a net loss for the three months ended September 30, 2019, basic shares were used in the diluted earnings per share calculation for that period as the use of diluted shares would have resulted in a lower loss per share.

Statistical Supplement is Dated
The financial data in this document is dated October 30, 2019, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Revenues
Insurance premiums	$1,323	$1,336	$1,446	$1,398	$1,325	0.2%	$3,265	$4,170	27.7%
Fee income	1,550	1,511	1,475	1,517	1,934	24.8%	4,475	4,925	10.1%
Net investment income	1,271	1,349	1,251	1,355	1,235	-2.8%	3,736	3,842	2.8%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(2)	(2)	(8)	(4)	(2)	0.0%	(5)	(14)	NM
Realized gain (loss), excluding OTTI	(53)	193	(354)	(113)	(9)	79.2%	(46)	(477)	NM
Total realized gain (loss)	(55)	191	(362)	(117)	(11)	80.0%	(51)	(491)	NM
Amortization of deferred gains on business
sold through reinsurance	-	8	8	8	8	NM	1	23	NM
Other revenues	175	136	147	149	147	-16.0%	467	444	-4.9%
Total revenues	4,264	4,531	3,965	4,310	4,638	8.8%	11,893	12,913	8.6%

Expenses
Interest credited	652	663	678	680	705	8.1%	1,954	2,063	5.6%
Benefits	1,626	2,142	1,757	1,852	2,502	53.9%	4,644	6,112	31.6%
Commissions and other expenses	1,367	1,162	1,176	1,272	1,552	13.5%	3,600	3,999	11.1%
Interest and debt expense	69	69	71	70	113	63.8%	228	254	11.4%
Strategic digitization expense	18	28	15	15	16	-11.1%	49	47	-4.1%
Total expenses	3,732	4,064	3,697	3,889	4,888	31.0%	10,475	12,475	19.1%
Income (loss) before taxes	532	467	268	421	(250)	NM	1,418	438	-69.1%
Federal income tax expense (benefit)	42	68	16	58	(89)	NM	176	(16)	NM
Net income (loss)	490	399	252	363	(161)	NM	1,242	454	-63.4%
Adjustment for LNC stock units in our
deferred compensation plans	-	(12)	-	-	(3)	NM	(6)	-	100.0%
Net income (loss) available to common
stockholders – diluted	$490	$387	$252	$363	$(164)	NM	$1,236	$454	-63.3%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$2.24	$1.80	$1.22	$1.79	$(0.83)	NM	$5.59	$2.24	-59.9%

ROE, including AOCI
Net income (loss)	13.0%	10.9%	6.6%	8.3%	-3.4%		10.5%	3.5%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities:
Corporate bonds	$80,080	$80,348	$83,208	$84,790	$87,910	9.8%
U.S. government bonds	409	417	423	430	438	7.1%
State and municipal bonds	5,218	5,345	5,569	5,669	5,800	11.2%
Foreign government bonds	459	448	453	440	444	-3.3%
Residential mortgage-backed securities	3,287	3,373	3,414	3,292	3,287	0.0%
Commercial mortgage-backed securities	748	804	885	965	1,033	38.1%
Asset-backed securities	2,347	2,696	3,484	3,542	4,172	77.8%
Hybrid and redeemable preferred securities	613	593	614	605	575	-6.2%
Total fixed maturity AFS securities	93,161	94,024	98,050	99,733	103,659	11.3%
Trading securities	1,440	1,950	3,314	4,522	4,691	225.8%
Equity securities	112	99	153	196	158	41.1%
Mortgage loans on real estate	12,561	13,260	13,997	15,090	15,947	27.0%
Policy loans	2,490	2,509	2,498	2,484	2,475	-0.6%
Derivative investments	706	1,107	981	1,510	2,201	211.8%
Other investments	2,216	2,267	2,752	2,845	3,389	52.9%
Total investments	112,686	115,216	121,745	126,380	132,520	17.6%
Cash and invested cash	1,460	2,345	1,593	3,314	2,939	101.3%
DAC and VOBA	10,014	10,264	9,441	8,588	7,492	-25.2%
Premiums and fees receivable	592	570	607	553	440	-25.7%
Accrued investment income	1,168	1,119	1,184	1,146	1,182	1.2%
Reinsurance recoverables	18,271	17,748	17,660	17,481	17,353	-5.0%
Funds withheld reinsurance assets	566	557	549	548	543	-4.1%
Goodwill	1,757	1,782	1,778	1,778	1,778	1.2%
Other assets	9,644	15,713	16,373	16,196	15,939	65.3%
Separate account assets	147,692	132,833	143,369	146,275	145,092	-1.8%
Total assets	$303,850	$298,147	$314,299	$322,259	$325,278	7.1%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$33,988	$34,648	$34,009	$34,890	$36,108	6.2%
Other contract holder funds	89,906	91,233	93,959	94,947	95,283	6.0%
Short-term debt	-	-	300	300	300	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	865	866	866	866	866	0.1%
Financial	4,939	4,973	4,706	4,755	5,204	5.4%
Reinsurance related embedded derivatives	20	3	177	310	339	NM
Funds withheld reinsurance liabilities	1,733	1,740	1,762	1,796	1,817	4.8%
Payables for collateral on investments	4,212	4,805	5,362	5,632	5,528	31.2%
Other liabilities	5,425	12,696	13,372	14,033	14,742	171.7%
Separate account liabilities	147,692	132,833	143,369	146,275	145,092	-1.8%
Total liabilities	288,780	283,797	297,882	303,804	305,279	5.7%

Stockholders’ Equity
Common stock	5,619	5,392	5,285	5,241	5,192	-7.6%
Retained earnings	8,615	8,551	8,679	8,878	8,559	-0.7%
AOCI:
Unrealized investment gains (losses)	1,138	729	2,773	4,658	6,572	NM
Foreign currency translation adjustment	(20)	(23)	(20)	(24)	(29)	-45.0%
Funded status of employee benefit plans	(282)	(299)	(300)	(298)	(295)	-4.6%
Total AOCI	836	407	2,453	4,336	6,248	NM
Total stockholders’ equity	15,070	14,350	16,417	18,455	19,999	32.7%
Total liabilities and stockholders’ equity	$303,850	$298,147	$314,299	$322,259	$325,278	7.1%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Income (Loss)
Net income (loss)	$490	$399	$252	$363	$(161)	NM	$1,242	$454	-63.4%
Pre-tax adjusted income (loss) from operations	599	563	507	566	(104)	NM	1,650	969	-41.3%
After-tax adjusted income (loss) from operations (1)	510	475	441	478	(46)	NM	1,405	873	-37.9%
Adjusted operating tax rate	14.9%	15.6%	13.0%	15.5%	55.8%		14.8%	9.9%

Average Stockholders’ Equity
Average equity, including AOCI	$15,124	$14,710	$15,384	$17,436	$19,227	27.1%	$15,786	$17,349	9.9%
Average AOCI	1,019	622	1,430	3,394	5,292	NM	1,929	3,372	74.8%
Average equity, excluding AOCI	$14,105	$14,088	$13,954	$14,042	$13,935	-1.2%	$13,857	$13,977	0.9%

ROE, excluding AOCI
Net income (loss)	13.9%	11.3%	7.2%	10.4%	-4.6%		12.0%	4.3%
Adjusted income (loss) from operations	14.5%	13.5%	12.6%	13.6%	-1.3%		13.5%	8.3%

Per Share
Net income (loss) (diluted)	$2.24	$1.80	$1.22	$1.79	$(0.83)	NM	$5.59	$2.24	-59.9%
Adjusted income (loss) from operations (diluted)	2.34	2.15	2.14	2.36	(0.25)	NM	6.33	4.30	-32.1%
Dividends declared during the period	0.33	0.37	0.37	0.37	0.37	12.1%	0.99	1.11	12.1%

Book value, including AOCI	$70.17	$69.71	$80.88	$91.92	$100.84	43.7%	$70.17	$100.84	43.7%
Per share impact of AOCI	3.90	1.98	12.09	21.60	31.51	NM	3.90	31.51	NM
Book value, excluding AOCI	$66.27	$67.73	$68.79	$70.32	$69.33	4.6%	$66.27	$69.33	4.6%

Shares
Repurchased during the period	2.7	9.1	3.9	2.3	2.5	-7.4%	4.1	8.7	112.2%
End-of-period – basic	214.8	205.9	203.0	200.8	198.3	-7.7%	214.8	198.3	-7.7%
End-of-period – diluted	217.4	209.0	204.2	202.2	200.7	-7.7%	217.4	200.7	-7.7%
Average for the period – diluted	218.5	215.0	206.0	202.9	201.6	-7.7%	221.1	203.1	-8.1%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Cash Returned to Common Stockholders
Shares repurchased	$175	$535	$240	$150	$150	-14.3%	$275	$540	96.4%
Common dividends	72	70	76	75	74	2.8%	216	225	4.2%
Total cash returned to common stockholders	$247	$605	$316	$225	$224	-9.3%	$491	$765	55.8%

Leverage Ratio
Short-term debt	$-	$-	$300	$300	$300	NM
Long-term debt	5,804	5,839	5,572	5,621	6,070	4.6%
Total debt (1)	5,804	5,839	5,872	5,921	6,370	9.8%
Less:
Operating debt (2)	865	866	866	866	866	0.1%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	155	189	222	270	331	113.5%
Total numerator	$4,482	$4,482	$4,482	$4,483	$4,871	8.7%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,932	$13,621	$13,644	$13,797	$13,427	-3.6%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	4,482	4,482	4,482	4,483	4,871	8.7%
Total denominator	$18,716	$18,405	$18,428	$18,582	$18,600	-0.6%

Leverage ratio	23.9%	24.4%	24.3%	24.1%	26.2%

Holding Company Available Liquidity	$465	$465	$481	$474	$765	64.5%

(1) Excludes obligations under finance leases and certain financing arrangements of $413 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$350	$300	$287	$309	$185	-47.1%	$985	$781	-20.7%
Retirement Plan Services	47	54	43	49	49	4.3%	146	141	-3.4%
Life Insurance	217	218	195	207	(318)	NM	574	85	-85.2%
Group Protection	79	64	70	86	78	-1.3%	173	233	34.7%
Other Operations	(94)	(73)	(88)	(85)	(98)	-4.3%	(228)	(271)	-18.9%
Adjusted income (loss) from operations, before
income taxes	$599	$563	$507	$566	$(104)	NM	$1,650	$969	-41.3%

Income (Loss) from Operations, After-Tax
Annuities	$302	$258	$250	$266	$169	-44.0%	$844	$686	-18.7%
Retirement Plan Services	40	45	39	42	44	10.0%	125	125	0.0%
Life Insurance	176	175	157	168	(245)	NM	470	79	-83.2%
Group Protection	63	50	55	68	61	-3.2%	137	184	34.3%
Other Operations	(71)	(53)	(60)	(66)	(75)	-5.6%	(171)	(201)	-17.5%
Adjusted income (loss) from operations	$510	$475	$441	$478	$(46)	NM	$1,405	$873	-37.9%

	For the Three Months Ended						For the Trailing Twelve Months
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Sources of Earnings, Pre-Tax
Investment spread	$169	$161	$151	$164	$(126)	NM	$705	$351	-50.2%
Mortality/morbidity	198	182	179	196	(119)	NM	645	438	-32.1%
Fees on AUM	264	274	243	269	262	-0.8%	1,017	1,044	2.7%
VA riders	62	19	22	22	(23)	NM	157	40	-74.5%
Total sources of earnings, before income taxes	693	636	595	651	(6)	NM	2,524	1,873	-25.8%
Other Operations	(94)	(73)	(88)	(85)	(98)	-4.3%	(292)	(343)	-17.5%
Adjusted income (loss) from operations, before
income taxes	$599	$563	$507	$566	$(104)	NM	$2,232	$1,532	-31.4%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	24.4%	25.4%	25.5%	25.2%	1829.1%		27.9%	18.7%
Mortality/morbidity	28.5%	28.5%	30.1%	30.2%	1720.6%		25.6%	23.4%
Fees on AUM	38.2%	43.0%	40.7%	41.1%	-3785.1%		40.3%	55.8%
VA riders	8.9%	3.1%	3.7%	3.5%	335.4%		6.2%	2.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Annuities
Operating revenues	$1,118	$1,086	$1,174	$1,156	$1,117	-0.1%	$3,297	$3,447	4.5%
Deposits	3,080	3,774	3,508	3,654	3,461	12.4%	8,589	10,623	23.7%
Net flows	(81)	675	492	377	253	NM	(814)	1,122	237.8%
Average account values	138,639	124,869	127,185	131,675	133,922	-3.4%	137,915	130,941	-5.1%

Retirement Plan Services
Operating revenues	$294	$300	$293	$299	$298	1.4%	$878	$890	1.4%
Deposits	3,328	2,163	2,496	2,073	2,234	-32.9%	7,905	6,803	-13.9%
Net flows	1,411	173	(381)	307	272	-80.7%	2,373	199	-91.6%
Average account values	71,293	69,518	69,977	72,612	74,201	4.1%	69,477	72,166	3.9%

Life Insurance
Operating revenues	$1,766	$1,815	$1,700	$1,802	$2,098	18.8%	$5,106	$5,600	9.7%
Deposits	1,523	1,863	1,537	1,683	1,685	10.6%	4,575	4,907	7.3%
Net flows	1,080	1,439	1,020	1,217	1,227	13.6%	3,240	3,464	6.9%
Average account values	50,201	50,088	50,355	51,495	52,050	3.7%	49,638	51,300	3.3%
Average in-force face amount	733,216	740,047	753,441	772,231	790,667	7.8%	727,793	772,113	6.1%

Group Protection
Operating revenues	$1,128	$1,139	$1,138	$1,155	$1,137	0.8%	$2,618	$3,430	31.0%
Insurance premiums	1,011	1,018	1,023	1,032	1,024	1.3%	2,366	3,079	30.1%

Consolidated
Adjusted operating revenues (1)	$4,362	$4,394	$4,362	$4,470	$4,700	7.7%	$12,081	$13,533	12.0%
Deposits	7,931	7,800	7,541	7,410	7,380	-6.9%	21,069	22,333	6.0%
Net flows	2,410	2,287	1,131	1,901	1,752	-27.3%	4,799	4,785	-0.3%
Average account values	260,133	244,475	247,517	255,782	260,173	0.0%	257,030	254,407	-1.0%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Sales
Annuities:
With guaranteed living benefits	$1,416	$1,347	$1,060	$1,241	$1,243	-12.2%	$4,361	$3,543	-18.8%
Without guaranteed living benefits	774	1,122	864	1,115	1,191	53.9%	1,958	3,171	62.0%
Variable	2,190	2,469	1,924	2,356	2,434	11.1%	6,319	6,714	6.3%
Fixed	890	1,305	1,584	1,298	1,027	15.4%	2,270	3,909	72.2%
Total Annuities	$3,080	$3,774	$3,508	$3,654	$3,461	12.4%	$8,589	$10,623	23.7%

Retirement Plan Services:
First-year sales	$1,977	$835	$829	$610	$723	-63.4%	$3,618	$2,161	-40.3%
Recurring deposits	1,351	1,328	1,667	1,463	1,511	11.8%	4,287	4,642	8.3%
Total Retirement Plan Services	$3,328	$2,163	$2,496	$2,073	$2,234	-32.9%	$7,905	$6,803	-13.9%

Life Insurance:
UL	$9	$14	$11	$15	$11	22.2%	$29	$37	27.6%
MoneyGuard®	53	58	51	56	67	26.4%	168	174	3.6%
IUL	13	22	16	25	37	184.6%	41	79	92.7%
VUL	62	103	52	53	54	-12.9%	164	159	-3.0%
Term	26	33	30	37	37	42.3%	80	105	31.3%
Total individual life insurance	163	230	160	186	206	26.4%	482	554	14.9%
Executive Benefits	4	32	31	24	28	NM	20	81	NM
Total Life Insurance	$167	$262	$191	$210	$234	40.1%	$502	$635	26.5%

Group Protection:
Life	$69	$100	$64	$42	$131	89.9%	$122	$237	94.3%
Disability	73	123	42	40	96	31.5%	134	179	33.6%
Dental	16	49	13	13	15	-6.3%	52	40	-23.1%
Total Group Protection	$158	$272	$119	$95	$242	53.2%	$308	$456	48.1%
Percent employee-paid	40.0%	42.1%	52.6%	45.8%	41.5%		42.3%	45.3%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Operating Revenues
Annuities	$1,118	$1,086	$1,174	$1,156	$1,117	-0.1%	$3,297	$3,447	4.5%
Retirement Plan Services	294	300	293	299	298	1.4%	878	890	1.4%
Life Insurance	1,766	1,815	1,700	1,802	2,098	18.8%	5,106	5,600	9.7%
Group Protection	1,128	1,139	1,138	1,155	1,137	0.8%	2,618	3,430	31.0%
Other Operations	56	54	57	58	50	-10.7%	182	166	-8.8%
Total adjusted operating revenues	$4,362	$4,394	$4,362	$4,470	$4,700	7.7%	$12,081	$13,533	12.0%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	116	$120	$117	$126	$118	1.7%	$343	$361	5.2%
Retirement Plan Services	75	78	75	76	73	-2.7%	226	223	-1.3%
Life Insurance	119	121	121	131	123	3.4%	350	376	7.4%
Group Protection	174	166	156	167	162	-6.9%	392	486	24.0%
Other Operations	34	33	40	37	25	-26.5%	91	103	13.2%
Total	$518	$518	$509	$537	$501	-3.3%	$1,402	$1,549	10.5%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.4%	11.1%	10.0%	10.9%	10.6%		10.4%	10.5%
Retirement Plan Services	25.6%	25.8%	25.5%	25.4%	24.6%		25.8%	25.1%
Life Insurance	6.8%	6.7%	7.1%	7.3%	5.9%		6.9%	6.7%
Group Protection	15.3%	14.6%	13.7%	14.4%	14.1%		15.0%	14.1%
Other Operations	59.9%	59.8%	69.9%	64.3%	49.6%		50.2%	61.7%
Total	11.9%	11.8%	11.7%	12.0%	10.7%		11.6%	11.4%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$572	$591	$563	$593	$569	-0.5%	$1,546	$1,727	11.7%
Commissions	650	737	649	689	707	8.8%	1,869	2,045	9.4%
Taxes, licenses and fees	82	80	100	74	86	4.9%	240	260	8.3%
Interest and debt expense	69	69	71	70	71	2.9%	205	212	3.4%
Expenses associated with reserve financing
and unrelated letters of credit	21	22	22	22	22	4.8%	62	65	4.8%
Total adjusted operating commissions and other
expenses incurred	1,394	1,499	1,405	1,448	1,455	4.4%	3,922	4,309	9.9%

Less Amounts Capitalized
General and administrative expenses	(54)	(73)	(54)	(56)	(68)	-25.9%	(144)	(178)	-23.6%
Commissions	(313)	(406)	(326)	(348)	(374)	-19.5%	(894)	(1,046)	-17.0%
Taxes, licenses and fees	(9)	(59)	(15)	(15)	(14)	-55.6%	(29)	(42)	-44.8%
Total amounts capitalized	(376)	(538)	(395)	(419)	(456)	-21.3%	(1,067)	(1,266)	-18.7%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,018	961	1,010	1,029	999	-1.9%	2,855	3,043	6.6%

Amortization
Amortization of DAC, VOBA and other intangibles	420	308	209	280	601	43.1%	942	1,088	15.5%
Total adjusted operating commissions and
other expenses	$1,438	$1,269	$1,219	$1,309	$1,600	11.3%	$3,797	$4,131	8.8%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Annuities
Earned rate on reserves	3.89%	3.92%	3.97%	4.09%	4.04%	15	3.86%	4.03%	17
Variable investment income on reserves (1)	0.13%	0.07%	0.05%	0.09%	0.09%	(4)	0.11%	0.08%	(3)
Net investment income yield on reserves	4.02%	3.99%	4.02%	4.18%	4.13%	11	3.97%	4.11%	14
Interest rate credited to contract holders	2.24%	2.31%	2.41%	2.35%	2.46%	22	2.26%	2.40%	14
Interest rate spread	1.78%	1.68%	1.61%	1.83%	1.67%	(11)	1.71%	1.71%	-
Base spreads excluding variable investment income	1.65%	1.61%	1.56%	1.74%	1.58%	(7)	1.60%	1.63%	3

Retirement Plan Services
Earned rate on reserves	4.19%	4.20%	4.18%	4.13%	4.13%	(6)	4.24%	4.15%	(9)
Variable investment income on reserves (1)	0.10%	0.06%	0.05%	0.07%	0.16%	6	0.11%	0.09%	(2)
Net investment income yield on reserves	4.29%	4.26%	4.23%	4.20%	4.29%	-	4.35%	4.24%	(11)
Interest rate credited to contract holders	2.90%	2.89%	2.92%	2.90%	2.90%	-	2.90%	2.91%	1
Interest rate spread	1.39%	1.37%	1.31%	1.30%	1.39%	-	1.45%	1.33%	(12)
Base spreads excluding variable investment income	1.29%	1.31%	1.26%	1.23%	1.23%	(6)	1.34%	1.24%	(10)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.85%	4.92%	4.85%	4.87%	4.86%	1	4.93%	4.86%	(7)
Variable investment income on reserves (1)	0.38%	0.61%	0.06%	0.46%	-0.38%	(76)	0.27%	0.04%	(23)
Net investment income yield on reserves	5.23%	5.53%	4.91%	5.33%	4.48%	(75)	5.20%	4.90%	(30)
Interest rate credited to contract holders	3.72%	3.73%	3.69%	3.68%	3.71%	(1)	3.72%	3.69%	(3)
Interest rate spread	1.51%	1.80%	1.22%	1.65%	0.77%	(74)	1.48%	1.21%	(27)
Base spreads excluding variable investment income	1.13%	1.19%	1.16%	1.19%	1.15%	2	1.21%	1.17%	(4)

Total (2)
Earned rate (3)	4.37%	4.43%	4.33%	4.35%	4.39%	2	4.45%	4.36%	(9)
Variable investment income (1) (3)	0.29%	0.43%	0.06%	0.32%	-0.19%	(48)	0.22%	0.06%	(16)
Net investment income yield (3)	4.66%	4.86%	4.39%	4.67%	4.20%	(46)	4.67%	4.42%	(25)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$102	$108	$208	$137	$79	-22.5%	$282	$424	50.4%
Fee income	598	571	568	586	596	-0.3%	1,771	1,751	-1.1%
Net investment income	251	261	257	286	287	14.3%	743	831	11.8%
Operating realized gain (loss)	46	50	41	46	51	10.9%	142	137	-3.5%
Amortization of deferred gain	-	8	8	8	8	NM	-	23	NM
Other revenues	121	88	92	93	96	-20.7%	359	281	-21.7%
Total operating revenues	1,118	1,086	1,174	1,156	1,117	-0.1%	3,297	3,447	4.5%
Operating expenses:
Interest credited	145	150	162	163	183	26.2%	437	508	16.2%
Benefits	149	196	284	219	273	83.2%	477	775	62.5%
Commissions incurred	278	291	268	287	295	6.1%	787	850	8.0%
Other expenses incurred	233	241	230	244	240	3.0%	687	717	4.4%
Amounts capitalized	(147)	(176)	(147)	(161)	(175)	-19.0%	(401)	(484)	-20.7%
Amortization	110	84	90	95	116	5.5%	325	300	-7.7%
Total operating expenses	768	786	887	847	932	21.4%	2,312	2,666	15.3%
Income (loss) from operations before taxes	350	300	287	309	185	-47.1%	985	781	-20.7%
Federal income tax expense (benefit)	48	42	37	43	16	-66.7%	141	95	-32.6%
Income (loss) from operations	$302	$258	$250	$266	$169	-44.0%	$844	$686	-18.7%

Effective Federal Income Tax Rate	13.6%	13.8%	12.8%	13.9%	8.4%		14.3%	12.2%

Average Equity, Excluding Goodwill and AOCI	$5,045	$5,000	$4,785	$4,741	$4,846	-3.9%	$5,001	$4,791	-4.2%

ROE, Excluding Goodwill and AOCI	23.9%	20.7%	20.9%	22.5%	14.0%		22.5%	19.1%

Return on Average Account Values	87	83	79	81	51	(36)	82	70	(12)

Income (Loss) from Operations
Variable annuity	264	232	214	232	198	-25.0%	708	645	-8.9%
Fixed annuity	38	26	36	34	(29)	NM	136	41	-69.9%

Account Values
Variable annuity account values:
Average	$118,838	$112,615	$113,785	$117,254	$118,680	-0.1%	$118,271	$116,593	-1.4%
End-of-period	119,430	108,536	116,514	119,005	118,424	-0.8%	119,430	118,424	-0.8%
Fixed annuity account values:
Average	19,801	12,254	13,400	14,421	15,242	-23.0%	19,644	14,348	-27.0%
End-of-period	19,855	12,743	13,944	14,839	15,611	-21.4%	19,855	15,611	-21.4%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$65	$62	$61	$62	$63	-3.1%	$194	$187	-3.6%
Net investment income	223	232	226	231	229	2.7%	668	686	2.7%
Other revenues	6	6	6	6	6	0.0%	16	17	6.3%
Total operating revenues	294	300	293	299	298	1.4%	878	890	1.4%
Operating expenses:
Interest credited	140	142	145	145	147	5.0%	414	437	5.6%
Benefits	-	-	-	1	1	NM	1	1	0.0%
Commissions incurred	20	18	19	19	20	0.0%	60	60	0.0%
Other expenses incurred	83	86	85	83	80	-3.6%	250	248	-0.8%
Amounts capitalized	(5)	(6)	(5)	(5)	(5)	0.0%	(15)	(15)	0.0%
Amortization	9	6	6	7	6	-33.3%	22	18	-18.2%
Total operating expenses	247	246	250	250	249	0.8%	732	749	2.3%
Income (loss) from operations before taxes	47	54	43	49	49	4.3%	146	141	-3.4%
Federal income tax expense (benefit)	7	9	4	7	5	-28.6%	21	16	-23.8%
Income (loss) from operations	$40	$45	$39	$42	$44	10.0%	$125	$125	0.0%

Effective Federal Income Tax Rate	15.9%	15.9%	8.5%	14.3%	9.3%		14.1%	10.8%

Average Equity, Excluding Goodwill and AOCI	$1,316	$1,356	$1,402	$1,429	$1,447	10.0%	$1,310	$1,426	8.9%

ROE, Excluding Goodwill and AOCI	12.1%	13.3%	11.2%	11.7%	12.2%		12.8%	11.7%

Pre-tax Net Margin	30.7%	34.0%	29.1%	31.7%	32.4%		31.5%	31.1%

Return on Average Account Values	22	26	22	23	24	2	24	23	(1)

Net Flows by Market
Small Market	110	248	189	25	117	6.4%	$42	$330	NM
Mid - Large Market	1,573	264	(283)	532	436	-72.3%	3,137	685	-78.2%
Multi-Fund® and Other	(272)	(339)	(287)	(250)	(281)	-3.3%	(806)	(816)	-1.2%

Net Flows – Trailing Twelve Months	$2,813	$2,546	$1,702	$1,510	$371	-86.8%	$2,813	$371	-86.8%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$205	$210	$213	$224	$219	6.8%	$606	$656	8.3%
Fee income	886	881	844	868	1,275	43.9%	2,510	2,985	18.9%
Net investment income	671	719	643	707	601	-10.4%	1,979	1,952	-1.4%
Operating realized gain (loss)	(3)	-	(3)	(2)	(1)	66.7%	(5)	(5)	0.0%
Other revenues	7	5	3	5	4	-42.9%	16	12	-25.0%
Total operating revenues	1,766	1,815	1,700	1,802	2,098	18.8%	5,106	5,600	9.7%
Operating expenses:
Interest credited	352	357	354	355	360	2.3%	1,057	1,069	1.1%
Benefits	742	913	902	913	1,426	92.2%	2,431	3,240	33.3%
Commissions incurred	173	241	186	197	212	22.5%	519	595	14.6%
Other expenses incurred	202	210	212	214	215	6.4%	600	640	6.7%
Amounts capitalized	(199)	(318)	(220)	(232)	(246)	-23.6%	(596)	(697)	-16.9%
Amortization	279	194	71	148	449	60.9%	521	668	28.2%
Total operating expenses	1,549	1,597	1,505	1,595	2,416	56.0%	4,532	5,515	21.7%
Income (loss) from operations before taxes	217	218	195	207	(318)	NM	574	85	-85.2%
Federal income tax expense (benefit)	41	43	38	39	(73)	NM	104	6	-94.2%
Income (loss) from operations	$176	$175	$157	$168	$(245)	NM	$470	$79	-83.2%

Effective Federal Income Tax Rate	18.7%	19.8%	19.6%	19.1%	22.9%		18.0%	6.0%

Average Equity, Excluding Goodwill and AOCI	$8,047	$8,147	$8,399	$8,697	$8,601	6.9%	$7,942	$8,566	7.9%

ROE, Excluding Goodwill and AOCI	8.8%	8.6%	7.5%	7.7%	-11.4%		7.9%	1.2%

Average Account Values	$50,201	$50,088	$50,355	$51,495	$52,050	3.7%	$49,638	$51,300	3.3%

In-Force Face Amount
UL and other	$342,455	$343,922	$346,292	$347,674	$348,836	1.9%	$342,455	$348,836	1.9%
Term insurance	393,839	399,877	416,789	433,706	451,117	14.5%	393,839	451,117	14.5%
Total in-force face amount	$736,294	$743,799	$763,081	$781,380	$799,953	8.6%	$736,294	$799,953	8.6%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,011	$1,018	$1,023	$1,032	$1,024	1.3%	$2,366	$3,079	30.1%
Net investment income	76	80	74	81	72	-5.3%	179	226	26.3%
Other revenues	41	41	41	42	41	0.0%	73	125	71.2%
Total operating revenues	1,128	1,139	1,138	1,155	1,137	0.8%	2,618	3,430	31.0%
Operating expenses:
Interest credited	1	2	1	1	2	100.0%	3	4	33.3%
Benefits	744	769	753	758	756	1.6%	1,686	2,267	34.5%
Commissions incurred	89	101	92	92	88	-1.1%	238	272	14.3%
Other expenses incurred	218	218	203	208	212	-2.8%	499	624	25.1%
Amounts capitalized	(25)	(39)	(23)	(20)	(29)	-16.0%	(55)	(72)	-30.9%
Amortization	22	24	42	30	30	36.4%	74	102	37.8%
Total operating expenses	1,049	1,075	1,068	1,069	1,059	1.0%	2,445	3,197	30.8%
Income (loss) from operations before taxes	79	64	70	86	78	-1.3%	173	233	34.7%
Federal income tax expense (benefit)	16	14	15	18	17	6.3%	36	49	36.1%
Income (loss) from operations	$63	$50	$55	$68	$61	-3.2%	$137	$184	34.3%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,105	$2,082	$2,165	$2,360	$2,492	18.4%	$1,605	$2,339	45.7%

ROE, Excluding Goodwill and AOCI	11.9%	9.6%	10.1%	11.5%	9.9%		11.4%	10.5%

Loss Ratios by Product Line
Life	70.6%	70.8%	71.4%	71.2%	70.5%		68.0%	71.0%
Disability	75.8%	79.6%	75.4%	74.9%	76.4%		73.5%	75.6%
Dental	72.2%	70.6%	72.2%	75.0%	73.4%		73.4%	73.5%
Total	73.6%	75.8%	73.7%	73.6%	74.1%		71.4%	73.8%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Other Operations
Operating revenues:
Insurance premiums	$4	$-	$2	$5	$3	-25.0%	$12	$10	-16.7%
Net investment income	50	57	51	50	46	-8.0%	167	147	-12.0%
Amortization of deferred gain on
business sold through reinsurance	-	-	-	-	-	NM	1	-	-100.0%
Other revenues	2	(3)	4	3	1	-50.0%	2	9	NM
Total operating revenues	56	54	57	58	50	-10.7%	182	166	-8.8%
Operating expenses:
Interest credited	14	13	15	15	14	0.0%	43	44	2.3%
Benefits	38	20	20	25	42	10.5%	85	88	3.5%
Commissions and other expenses	11	(3)	24	18	5	-54.5%	28	46	64.3%
Interest and debt expenses	69	69	71	70	71	2.9%	205	212	3.4%
Strategic digitization expense	18	28	15	15	16	-11.1%	49	47	-4.1%
Total operating expenses	150	127	145	143	148	-1.3%	410	437	6.6%
Income (loss) from operations before taxes	(94)	(73)	(88)	(85)	(98)	-4.3%	(228)	(271)	-18.9%
Federal income tax expense (benefit)	(23)	(20)	(28)	(19)	(23)	0.0%	(57)	(70)	-22.8%
Income (loss) from operations	$(71)	$(53)	$(60)	$(66)	$(75)	-5.6%	$(171)	$(201)	-17.5%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$10,162	$10,278	$10,512	$9,689	$8,832	-13.1%	$8,641	$10,512	21.7%
Deferrals	387	550	406	427	459	18.6%	1,103	1,291	17.0%
Operating amortization	(424)	(311)	(209)	(279)	(604)	-42.5%	(959)	(1,092)	-13.9%
Deferrals, net of operating amortization	(37)	239	197	148	(145)	NM	144	199	38.2%
Amortization associated with benefit ratio unlocking	(5)	36	(25)	(7)	3	160.0%	1	(29)	NM
Business acquired	-	-	-	-	-	NM	30	-	-100.0%
Business sold through reinsurance	-	(278)	-	-	-	NM	-	-	NM
Adjustment related to realized gains (losses)	-	(38)	31	11	(9)	NM	(12)	33	NM
Adjustment related to unrealized gains (losses)	158	275	(1,026)	(1,009)	(950)	NM	1,474	(2,984)	NM
Balance as of end-of-period	$10,278	$10,512	$9,689	$8,832	$7,731	-24.8%	$10,278	$7,731	-24.8%

DFEL
Balance as of beginning-of-period	$2,294	$2,442	$2,769	$2,203	$1,647	-28.2%	$1,445	$2,769	91.6%
Deferrals	214	251	217	245	264	23.4%	624	732	17.3%
Operating amortization	(165)	(146)	(112)	(142)	(547)	NM	(393)	(803)	NM
Deferrals, net of operating amortization	49	105	105	103	(283)	NM	231	(71)	NM
Amortization associated with benefit ratio unlocking	(1)	4	(3)	(1)	-	100.0%	-	(5)	NM
Adjustment related to realized (gains) losses	(3)	(10)	3	(3)	(3)	0.0%	(11)	(4)	63.6%
Adjustment related to unrealized (gains) losses	103	228	(671)	(655)	(879)	NM	777	(2,207)	NM
Balance as of end-of-period	$2,442	$2,769	$2,203	$1,647	$482	-80.3%	$2,442	$482	-80.3%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$6,190	$6,117	$5,914	$5,676	$5,727	-7.5%	$6,190	$5,727	-7.5%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Fixed Annuities
Balance as of beginning-of-period	$20,722	$21,116	$21,666	$22,941	$23,836	15.0%	$20,305	$21,666	6.7%
Gross deposits	890	1,305	1,584	1,298	1,027	15.4%	2,270	3,909	72.2%
Full surrenders and deaths	(555)	(501)	(469)	(501)	(441)	20.5%	(1,445)	(1,411)	2.4%
Other contract benefits	(161)	(186)	(151)	(135)	(145)	9.9%	(469)	(431)	8.1%
Net flows	174	618	964	662	441	153.4%	356	2,067	NM
Contract holder assessments	(8)	(9)	(8)	(10)	(10)	-25.0%	(22)	(28)	-27.3%
Reinvested interest credited	228	(59)	319	243	181	-20.6%	477	743	55.8%
Balance as of end-of-period, gross	21,116	21,666	22,941	23,836	24,448	15.8%	21,116	24,448	15.8%
Reinsurance ceded	(1,261)	(8,923)	(8,997)	(8,997)	(8,837)	NM	(1,261)	(8,837)	NM
Balance as of end-of-period, net	$19,855	$12,743	$13,944	$14,839	$15,611	-21.4%	$19,855	$15,611	-21.4%

Variable Annuities
Balance as of beginning-of-period	$116,901	$119,430	$108,536	$116,514	$119,005	1.8%	$117,479	$108,536	-7.6%
Gross deposits	2,190	2,469	1,924	2,356	2,434	11.1%	6,319	6,714	6.3%
Full surrenders and deaths	(1,523)	(1,414)	(1,458)	(1,722)	(1,711)	-12.3%	(4,681)	(4,891)	-4.5%
Other contract benefits	(922)	(998)	(938)	(919)	(911)	1.2%	(2,808)	(2,768)	1.4%
Net flows	(255)	57	(472)	(285)	(188)	26.3%	(1,170)	(945)	19.2%
Contract holder assessments	(629)	(617)	(601)	(619)	(636)	-1.1%	(1,868)	(1,857)	0.6%
Change in market value and reinvestment	3,413	(10,334)	9,051	3,395	243	-92.9%	4,989	12,690	154.4%
Balance as of end-of-period, gross and net	$119,430	$108,536	$116,514	$119,005	$118,424	-0.8%	$119,430	$118,424	-0.8%

Total
Balance as of beginning-of-period	$137,623	$140,546	$130,202	$139,455	$142,841	3.8%	$137,784	$130,202	-5.5%
Gross deposits	3,080	3,774	3,508	3,654	3,461	12.4%	8,589	10,623	23.7%
Full surrenders and deaths	(2,078)	(1,915)	(1,927)	(2,223)	(2,152)	-3.6%	(6,126)	(6,302)	-2.9%
Other contract benefits	(1,083)	(1,184)	(1,089)	(1,054)	(1,056)	2.5%	(3,277)	(3,199)	2.4%
Net flows	(81)	675	492	377	253	NM	(814)	1,122	237.8%
Contract holder assessments	(637)	(626)	(609)	(629)	(646)	-1.4%	(1,890)	(1,885)	0.3%
Change in market value and reinvestment	3,641	(10,393)	9,370	3,638	424	-88.4%	5,466	13,433	145.8%
Balance as of end-of-period, gross	140,546	130,202	139,455	142,841	142,872	1.7%	140,546	142,872	1.7%
Reinsurance ceded	(1,261)	(8,923)	(8,997)	(8,997)	(8,837)	NM	(1,261)	(8,837)	NM
Balance as of end-of-period, net	$139,285	$121,279	$130,458	$133,844	$134,035	-3.8%	$139,285	$134,035	-3.8%

	Lincoln Financial Group
	Retirement Plan Services – Account Value Roll Forwards
	Unaudited (millions of dollars)

		For the Three Months Ended						For the Nine Months Ended
		9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
	General Account
	Balance as of beginning-of-period	$19,046	$19,511	$19,766	$19,914	$20,076	5.4%	$18,724	$19,766	5.6%
	Gross deposits	704	489	458	393	469	-33.4%	1,557	1,319	-15.3%
	Withdrawals	(442)	(544)	(519)	(470)	(490)	-10.9%	(1,405)	(1,479)	-5.3%
	Net flows	262	(55)	(61)	(77)	(21)	NM	152	(160)	NM
	Transfers between fixed and variable accounts	65	169	70	97	136	109.2%	230	303	31.7%
	Contract holder assessments	(3)	(3)	(3)	(3)	(3)	0.0%	(8)	(8)	0.0%
	Reinvestment interest credited	141	144	142	145	149	5.7%	413	436	5.6%
	Balance as of end-of-period	$19,511	$19,766	$19,914	$20,076	$20,337	4.2%	$19,511	$20,337	4.2%

	Separate Account and Mutual Funds
	Balance as of beginning-of-period	$50,137	$52,994	$47,289	$51,885	$53,938	7.6%	$48,645	$47,289	-2.8%
	Gross deposits	2,624	1,674	2,038	1,680	1,765	-32.7%	6,348	5,484	-13.6%
	Withdrawals	(1,475)	(1,446)	(2,358)	(1,296)	(1,472)	0.2%	(4,127)	(5,125)	-24.2%
	Net flows	1,149	228	(320)	384	293	-74.5%	2,221	359	-83.8%
	Transfers between fixed and variable accounts	(134)	(170)	(210)	(141)	(190)	-41.8%	(366)	(542)	-48.1%
	Contract holder assessments	(53)	(52)	(51)	(52)	(54)	-1.9%	(158)	(158)	0.0%
	Change in market value and reinvestment	1,895	(5,711)	5,177	1,862	240	-87.3%	2,652	7,279	174.5%
	Balance as of end-of-period	$52,994	$47,289	$51,885	$53,938	$54,227	2.3%	$52,994	$54,227	2.3%

	Total
	Balance as of beginning-of-period	$69,183	$72,505	$67,055	$71,799	$74,014	7.0%	$67,369	$67,055	-0.5%
	Gross deposits	3,328	2,163	2,496	2,073	2,234	-32.9%	7,905	6,803	-13.9%
	Withdrawals	(1,917)	(1,990)	(2,877)	(1,766)	(1,962)	-2.3%	(5,532)	(6,604)	-19.4%
	Net flows	1,411	173	(381)	307	272	-80.7%	2,373	199	-91.6%
	Transfers between fixed and variable accounts	(69)	(1)	(140)	(44)	(54)	21.7%	(136)	(239)	-75.7%
	Contract holder assessments	(56)	(55)	(54)	(55)	(57)	-1.8%	(166)	(166)	0.0%
	Change in market value and reinvestment	2,036	(5,567)	5,319	2,007	389	-80.9%	3,065	7,715	151.7%
	Balance as of end-of-period	$72,505	$67,055	$71,799	$74,014	$74,564	2.8%	$72,505	$74,564	2.8%

8	Page 20

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
General Account
Balance as of beginning-of-period	$36,955	$37,054	$37,289	$37,275	$37,438	1.3%	$36,791	$37,289	1.4%
Deposits	1,024	1,133	1,027	1,117	1,137	11.0%	3,137	3,281	4.6%
Withdrawals and deaths	(266)	(197)	(331)	(195)	(243)	8.6%	(896)	(770)	14.1%
Net flows	758	936	696	922	894	17.9%	2,241	2,511	12.0%
Contract holder assessments	(1,024)	(1,051)	(1,043)	(1,107)	(1,094)	-6.8%	(3,062)	(3,242)	-5.9%
Reinvested interest credited	365	350	333	348	344	-5.8%	1,084	1,024	-5.5%
Balance as of end-of-period, gross	37,054	37,289	37,275	37,438	37,582	1.4%	37,054	37,582	1.4%
Reinsurance ceded	(683)	(677)	(669)	(666)	(660)	3.4%	(683)	(660)	3.4%
Balance as of end-of-period, net	$36,371	$36,612	$36,606	$36,772	$36,922	1.5%	$36,371	$36,922	1.5%

Separate Account
Balance as of beginning-of-period	$14,420	$15,102	$13,735	$15,346	$15,941	10.5%	$13,851	$13,735	-0.8%
Deposits	499	730	510	566	548	9.8%	1,438	1,626	13.1%
Withdrawals and deaths	(177)	(227)	(186)	(271)	(215)	-21.5%	(439)	(673)	-53.3%
Net flows	322	503	324	295	333	3.4%	999	953	-4.6%
Contract holder assessments	(187)	(210)	(193)	(195)	(197)	-5.3%	(546)	(585)	-7.1%
Change in market value and reinvestment	547	(1,660)	1,480	495	59	-89.2%	798	2,033	154.8%
Balance as of end-of-period, gross	15,102	13,735	15,346	15,941	16,136	6.8%	15,102	16,136	6.8%
Reinsurance ceded	(886)	(758)	(832)	(844)	(829)	6.4%	(886)	(829)	6.4%
Balance as of end-of-period, net	$14,216	$12,977	$14,514	$15,097	$15,307	7.7%	$14,216	$15,307	7.7%

Total
Balance as of beginning-of-period	$51,375	$52,156	$51,024	$52,621	$53,379	3.9%	$50,642	$51,024	0.8%
Deposits	1,523	1,863	1,537	1,683	1,685	10.6%	4,575	4,907	7.3%
Withdrawals and deaths	(443)	(424)	(517)	(466)	(458)	-3.4%	(1,335)	(1,443)	-8.1%
Net flows	1,080	1,439	1,020	1,217	1,227	13.6%	3,240	3,464	6.9%
Contract holder assessments	(1,211)	(1,261)	(1,236)	(1,302)	(1,291)	-6.6%	(3,608)	(3,827)	-6.1%
Change in market value and reinvestment	912	(1,310)	1,813	843	403	-55.8%	1,882	3,057	62.4%
Balance as of end-of-period, gross	52,156	51,024	52,621	53,379	53,718	3.0%	52,156	53,718	3.0%
Reinsurance ceded	(1,569)	(1,435)	(1,501)	(1,510)	(1,489)	5.1%	(1,569)	(1,489)	5.1%
Balance as of end-of-period, net	$50,587	$49,589	$51,120	$51,869	$52,229	3.2%	$50,587	$52,229	3.2%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 9/30/18		As of 12/31/18		As of 9/30/19
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS, Trading and Equity Securities, at Fair Value
Fixed maturity AFS securities:
Corporate bonds	$80,080	84.6%	$80,348	83.7%	$87,910	81.2%
U.S. government bonds	409	0.4%	417	0.4%	438	0.4%
State and municipal bonds	5,218	5.5%	5,345	5.6%	5,800	5.3%
Foreign government bonds	459	0.5%	448	0.5%	444	0.4%
Residential mortgage-backed securities	3,287	3.5%	3,373	3.5%	3,287	3.0%
Commercial mortgage-backed securities	748	0.8%	804	0.8%	1,033	1.0%
Asset-backed securities	2,347	2.5%	2,696	2.8%	4,172	3.8%
Hybrid and redeemable preferred securities	613	0.6%	593	0.6%	575	0.5%
Total fixed maturity AFS securities	93,161	98.4%	94,024	97.9%	103,659	95.6%
Trading securities	1,440	1.5%	1,950	2.0%	4,691	4.3%
Equity securities	112	0.1%	99	0.1%	158	0.1%
Total fixed maturity AFS, trading and equity securities	$94,713	100.0%	$96,073	100.0%	$108,508	100.0%

Fixed Maturity AFS, Trading and Equity Securities, at Amortized Cost
Fixed maturity AFS securities	$90,808	98.5%	$92,429	98.0%	$88,176	95.4%
Trading securities	1,300	1.4%	1,823	1.9%	4,093	4.4%
Equity securities	109	0.1%	116	0.1%	185	0.2%
Total fixed maturity AFS, trading and equity securities	$92,217	100.0%	$94,368	100.0%	$92,454	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		96.1%		96.2%		96.4%
Below investment grade		3.9%		3.8%		3.6%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$43	$50	$38	$44	$50	16.3%	$137	$132	-3.6%
Total excluded realized gain (loss)	(98)	141	(400)	(161)	(61)	37.8%	(188)	(623)	NM
Total realized gain (loss), pre-tax	$(55)	$191	$(362)	$(117)	$(11)	80.0%	$(51)	$(491)	NM

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(77)	$111	$(316)	$(128)	$(49)	36.4%	$(149)	$(492)	NM
Benefit ratio unlocking	33	(167)	142	46	(2)	NM	32	186	NM
Net gain (loss), after-tax	$(44)	$(56)	$(174)	$(82)	$(51)	-15.9%	$(117)	$(306)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(15)	$(37)	$(110)	$(37)	$(9)	40.0%	$(21)	$(155)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(19)	(53)	(15)	(19)	(65)	NM	(85)	(99)	-16.5%
GLB non-performance risk component	(5)	56	(27)	(2)	43	NM	2	14	NM
Total variable annuity net derivative results	(24)	3	(42)	(21)	(22)	8.3%	(83)	(85)	-2.4%
Indexed annuity forward-starting option	(5)	(22)	(22)	(24)	(20)	NM	(13)	(66)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(44)	$(56)	$(174)	$(82)	$(51)	-15.9%	$(117)	$(306)	NM

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(2)	$(2)	$(6)	$(3)	$(2)	0.0%	$(4)	$(11)	NM
Other realized gain (loss) related to certain investments	(7)	(13)	(15)	(7)	(12)	-67.4%	(34)	(33)	2.9%
Gain (loss) on the mark-to-market on equity investments	-	(15)	5	1	(14)	NM	2	(8)	NM
Gain (loss) on the mark-to-market on certain instruments	(6)	(7)	(94)	(28)	19	NM	15	(103)	NM
Total realized gain (loss) related
to investments, after-tax	$(15)	$(37)	$(110)	$(37)	$(9)	40.0%	$(21)	$(155)	NM

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	Change	9/30/18	9/30/19	Change
Revenues
Total revenues	$4,264	$4,531	$3,965	$4,310	$4,638	8.8%	$11,893	$12,913	8.6%
Less:
Excluded realized gain (loss)	(98)	141	(400)	(161)	(61)	37.8%	(188)	(623)	NM
Amortization of DFEL associated with
benefit ratio unlocking	-	(4)	3	1	(1)	NM	-	3	NM
Adjusted operating revenues	$4,362	$4,394	$4,362	$4,470	$4,700	7.7%	$12,081	$13,533	12.0%

Net Income
Net income (loss)	$490	$399	$252	$363	$(161)	NM	$1,242	$454	-63.4%
Less:
Excluded realized gain (loss), after-tax	(77)	111	(316)	(128)	(49)	36.4%	(149)	(492)	NM
Benefit ratio unlocking, after-tax	33	(167)	142	46	(2)	NM	32	186	NM
Net impact from the Tax Cuts and Jobs Act	32	-	-	-	-	-100.0%	19	-	-100.0%
Acquisition and integration costs related to
mergers and acquisitions, after-tax	(8)	(20)	(15)	(33)	(31)	NM	(47)	(80)	-70.2%
Gain (loss) on early extinguishment of debt, after-tax	-	-	-	-	(33)	NM	(18)	(33)	-83.3%
Adjusted income (loss) from operations	$510	$475	$441	$478	$(46)	NM	$1,405	$873	-37.9%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$2.24	$1.80	$1.22	$1.79	$(0.83)	NM	$5.59	$2.24	-59.9%
Less:
Excluded realized gain (loss), after-tax	(0.36)	0.53	(1.54)	(0.63)	(0.24)	33.3%	(0.68)	(2.42)	NM
Benefit ratio unlocking, after-tax	0.15	(0.78)	0.69	0.22	(0.01)	NM	0.14	0.91	NM
Net impact from the Tax Cuts and Jobs Act	0.15	-	-	-	-	-100.0%	0.09	-	-100.0%
Acquisition and integration costs related to mergers
and acquisitions, after-tax	(0.04)	(0.10)	(0.07)	(0.16)	(0.16)	NM	(0.21)	(0.39)	-85.7%
Gain (loss) on early extinguishment of debt, after-tax	-	-	-	-	(0.17)	NM	(0.08)	(0.16)	-100.0%
Adjusted income (loss) from operations	$2.34	$2.15	$2.14	$2.36	$(0.25)	NM	$6.33	$4.30	-32.1%